EXHIBIT 99.1

FOR IMMEDIATE RELEASE                           Contact: Claire M. Chadwick, CFO
                                                          973-669-7366, ext. 267

                    PENNFED FINANCIAL SERVICES, INC. REPORTS
                    ----------------------------------------
                            SECOND QUARTER EARNINGS
                            -----------------------

         WEST ORANGE, NJ, February 9, 2007 - PennFed Financial Services, Inc. (NASDQ:PFSB), the $2.3 billion holding company for New Jersey-based Penn Federal Savings Bank, announced a loss of 12 cents per share for its second fiscal quarter ended December 31, 2006. The loss was attributable to merger-related expenses. Earnings for the comparable prior year quarter were 26 cents per diluted share.

         For the first six months of fiscal 2007, PennFed reported earnings of 6 cents per diluted share, compared to 56 cents per diluted share for the comparable six months ended December 31, 2005.

         On November 2, 2006, the Company announced the signing of a definitive agreement pursuant to which PennFed will merge with and into New York Community Bancorp, Inc. PennFed shareholders will receive 1.222 shares of New York Community Bancorp common stock in a tax-free exchange for each share of PennFed common stock held at the closing date. The transaction is expected to be completed on or about March 31, 2007, pending the approval of PennFed's stockholders and the approval of state and federal regulatory agencies. Included in the Company's results is $4.6 million of merger-related expenses, representing attorney fees, investment banking fees and compensation payments made under the merger agreement. The merger-related expenses had the effect of reducing earnings per share by $0.27 and $0.26 per share for the three months and six months ended December 31, 2006, respectively, net of related tax.

                                     -more-

PennFed 2Q-2007
Page 2

         Certain information provided in this press release excludes income and expense items which management believes should be excluded in order to provide investors with a clear understanding of the results of the Company's normal business operations. These items, which are included in the financial results prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP) but which are excluded from adjusted results, are described in a reconciliation table following this press release.

         PennFed's net interest margin of 1.34% for the quarter ended December 31, 2006 reflects 4 basis points of compression from the September 2006 quarter. "We had anticipated some margin pressure, but now feel that stabilization of net interest margin has begun," said Joseph L. LaMonica, PennFed's President and Chief Executive Officer.

         "While non-performing assets showed a slight increase in the quarter, the Company's asset quality remains stellar," LaMonica stated. Non-performing assets of $2.5 million represented just 0.10% of total assets at December 31, 2006. Actual chargeoffs continue to be minimal.

         The reported non-interest expense ratio was 1.78% for the December 2006 quarter. However, excluding merger-related expenses, the Company continued to maintain a ratio of non-interest expenses to average assets of approximately 1% for the fifth consecutive quarter.

         Total assets at December 31, 2006 of $2.339 billion reflected growth of just over 1% since June 30, 2006. Total loan production was $72 million for the December 2006 quarter. Demand for one- to four-family loans continued to be weak. "Therefore, the Company continues to focus on the origination of home equity loans in addition to one-

                                     -more-

PennFed 2Q-2007
Page 3

to four-family mortgage loans and commercial real estate loans," said LaMonica. Although slightly below the pace of the previous few quarters, PennFed's consumer loan originations totaled $32.1 million - a 15% increase over the December 31, 2005 quarter.

         Deposits grew $132.2 million, or over 9%, to $1.547 billion at December 31, 2006 compared to $1.415 billion at June 30, 2006. While the New Jersey deposit market remains highly competitive, checking and money market balances increased $11 million, or 4%, since June 30, 2006. The Company continued to experience a shift in deposit mix as savings account customers moved funds to other higher yielding alternatives. Growth in CDs was primarily due to increased municipal deposit relationships as well as the shift of funds into higher interest-bearing products. The Company continues to monitor alternative wholesale funding sources and remains committed to utilize such funding when appropriate.

         PennFed stockholders of record as of February 9, 2007 will be paid a cash dividend of 7 cents per share on February 23, 2007.

         Penn Federal Savings Bank maintains 24 New Jersey branch offices. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.

         This release contains words or phrases, such as "will," "expect," "anticipate," "continue" and similar expressions, that are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to certain risks and uncertainties, including, among other things, changes in economic and competitive conditions in the Company's market area, changes in policies by regulatory agencies, fluctuations in interest rates and

                                     -more-

PennFed 2Q-2007
Page 4

demand for loans in the Company's market area, the relationship of short-term interest rates to long-term interest rates, competition and terrorist acts that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above, as well as other factors, could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.

                                       ###
                           NOTE: SEE FINANCIAL TABLES

                                               PennFed Financial Services, Inc.
                                       (Holding Company for Penn Federal Savings Bank)
                                         Selected Consolidated Financial Information
                                       (dollars in thousands, except per share amounts)

                                                           December 31,     September 30,       June 30,         December 31,
                                                              2006              2006              2006              2005
                                                          -------------     -------------     -------------     -------------
Selected Financial Condition Data:
     Cash and cash equivalents                            $      18,252     $      18,645     $      16,614     $      17,988
     Investments, net                                           440,723           445,442           445,296           425,405
     Mortgage-backed securities, net                             57,703            60,293            62,963            68,978
     Loans held for sale                                              0               285               217               242
     Loans receivable:
          One- to four-family mortgage loans                  1,314,723         1,317,415         1,302,230         1,222,023
          Commercial and multi-family real estate loans         170,544           170,807           172,600           170,653
          Consumer loans                                        234,598           219,840           204,446           166,723
          Allowance for loan losses                              (5,859)           (5,865)           (5,888)           (5,913)
          Other, net                                             10,755            10,804            10,619             9,592
                                                          -------------     -------------     -------------     -------------
     Loans receivable, net                                    1,724,761         1,713,001         1,684,007         1,563,078

     FHLB stock                                                  25,971            26,511            27,714            25,028
     Other assets                                                71,137            70,085            69,699            60,546
                                                          -------------     -------------     -------------     -------------
     Total assets                                         $   2,338,547     $   2,334,262     $   2,306,510     $   2,161,265
                                                          =============     =============     =============     =============

     Deposits:
          Checking and money market                       $     323,565     $     315,103     $     312,489     $     266,674
          Savings                                               268,100           280,052           300,247           335,367
          Certificates of deposit and accrued interest          955,091           906,651           801,852           784,334
                                                          -------------     -------------     -------------     -------------
     Total deposits                                           1,546,756         1,501,806         1,414,588         1,386,375

     FHLB advances                                              480,000           465,000           465,465           450,465
     Other borrowings                                           124,801           179,164           240,193           141,770
     Junior subordinated debentures                              42,148            42,138            42,126            42,104
     Other liabilities                                           21,452            21,772            20,717            16,379
     Stockholders' equity                                       123,390(a)        124,382           123,421           124,172
                                                          -------------     -------------     -------------     -------------
     Total liabilities and stockholders' equity           $   2,338,547     $   2,334,262     $   2,306,510     $   2,161,265
                                                          =============     =============     =============     =============

     Book value per share                                 $        9.52     $        9.69     $        9.59     $        9.54

     Equity to assets                                              5.28%             5.33%             5.35%             5.75%

Asset Quality Data:
     Non-performing loans                                 $       2,455     $       2,140     $       1,780     $       2,718
     Real estate owned, net                                           0                 0                 0               502
                                                          -------------     -------------     -------------     -------------
     Total non-performing assets                          $       2,455     $       2,140     $       1,780     $       3,220
                                                          =============     =============     =============     =============

     Non-performing loans to total loans                           0.14%             0.12%             0.11%             0.17%
     Non-performing assets to total assets                         0.10%             0.09%             0.08%             0.15%
     Allowance for loan losses to non-performing loans           238.66%           274.07%           330.79%           217.55%
     Allowance for loan losses to total gross loans                0.34%             0.34%             0.35%             0.38%

Regulatory Capital Ratios (of the Bank):
     Tangible capital ratio (requirement - 1.50%)                  7.20%             7.17%             7.33%             7.80%
     Core capital ratio (requirement - 4.00%)                      7.20%             7.17%             7.33%             7.80%
     Risk-based capital ratio (requirement - 8.00%)               13.38%            13.43%            13.81%            14.89%


(a) Common shares outstanding as of December 31, 2006 totaled 12,963,201 shares.

                                           PennFed Financial Services, Inc.
                                    (Holding Company for Penn Federal Savings Bank)
                                      Selected Consolidated Financial Information
                                   (dollars in thousands, except per share amounts)

                                                          For the three months ended       For the six months ended
                                                                 December 31,                    December 31,
                                                        -----------------------------    ----------------------------
                                                            2006             2005            2006            2005
                                                        ------------     ------------    ------------    ------------
Selected Operating Data:
   Interest and dividend income                         $     31,703     $     28,350    $     62,946    $     56,033
   Interest expense                                           24,337           18,715          48,052          36,206
                                                        ------------     ------------    ------------    ------------
        Net interest and dividend income                       7,366            9,635          14,894          19,827
   Provision for loan losses                                       0                0               0               0
                                                        ------------     ------------    ------------    ------------
   Net interest and dividend income
        after provision for loan losses                        7,366            9,635          14,894          19,827
   Non-interest income:
        Fees and service charges                                 778              704           1,503           4,174
        Net gain (loss) from real estate owned                     0                2              22              (1)
        Net gain on sales of loans                                70               21              79             143
        Income on Bank Owned Life Insurance                      318              219             616             435
        Other                                                    231              153             649             334
                                                        ------------     ------------    ------------    ------------
        Total non-interest income                              1,397            1,099           2,869           5,085
   Non-interest expenses:
        Compensation & employee benefits                       3,365            3,067           6,355           6,326
        Net occupancy expense                                    571              594           1,158           1,179
        Equipment                                                548              538           1,141           1,509
        Advertising                                              143              165             263             299
        Federal deposit insurance premium                         44               45              87              87
        Extinguishment of debt                                     0                0               0           1,351
        Merger-related expense                                 4,576                0           4,576               0
        Other                                                  1,152              979           2,404           2,390
                                                        ------------     ------------    ------------    ------------
        Total non-interest expenses                           10,399            5,388          15,984          13,141
                                                        ------------     ------------    ------------    ------------
   Income (loss) before income taxes                          (1,636)           5,346           1,779          11,771
   Income tax expense (benefit)                                 (144)           1,892           1,007           4,185
                                                        ------------     ------------    ------------    ------------
   Net income (loss)                                    $     (1,492)    $      3,454    $        772    $      7,586
                                                        ============     ============    ============    ============

   Weighted avg. no. of basic common shares               12,878,599       13,086,856      12,870,294      13,175,181
   Weighted avg. no. of diluted common shares             12,878,599       13,509,140      13,185,641      13,604,862
   Basic earnings (loss) per common share               $      (0.12)    $       0.26    $       0.06    $       0.58
   Diluted earnings (loss) per common share             $      (0.12)    $       0.26    $       0.06    $       0.56

   Return on average common equity (a)                        -4.81%            11.09%           1.25%          12.11%

   Return on average assets (a)                               -0.26%             0.65%           0.07%           0.72%

   Average total assets                                 $  2,330,958     $  2,137,449    $  2,323,633    $  2,112,355

   Average earning assets                               $  2,249,829     $  2,066,915    $  2,243,732    $  2,042,199

   Yield on average interest-earning assets                     5.61%            5.46%           5.59%           5.47%
   Cost of average deposits and borrowings                      4.40%            3.70%           4.36%           3.63%
                                                        ------------     ------------    ------------    ------------
   Net interest rate spread                                     1.21%            1.76%           1.23%           1.84%
                                                        ============     ============    ============    ============

   Net interest margin                                          1.34%            1.89%           1.36%           1.97%

   Non-interest exp. as a % of avg. assets (a)                  1.78%            1.01%           1.38%           1.24%
   Efficiency ratio                                           118.67%           50.20%          90.10%          52.75%

   Loan originations and purchases:
        One- to four-family mortgage loans              $     34,004     $     73,061    $     87,632    $    191,290
        Commercial and multi-family real estate loans          5,434           14,387           8,622          22,702
        Consumer loans                                        32,074           27,996          65,345          58,466
                                                        ------------     ------------    ------------    ------------
        Total loan originations and purchases           $     71,512     $    115,444    $    161,599    $    272,458
                                                        ============     ============    ============    ============

(a) - Annualized.

                                      PennFed Financial Services, Inc.
                               (Holding Company for Penn Federal Savings Bank)
                                 Selected Consolidated Financial Information
                              (dollars in thousands, except per share amounts)

                                     CALCULATION OF ADJUSTED NET INCOME
                                     ----------------------------------

                                                For the three months ended       For the six months ended
                                                       December 31,                    December 31,
                                              -----------------------------    -----------------------------
                                                  2006             2005            2006             2005
                                              ------------     ------------    ------------     ------------
Reported net income (loss)                    $     (1,492)    $      3,454    $        772     $      7,586

Adjustments:
     Merger-related expense                          4,576                0           4,576                0
     Commercial loan prepayment
       premium                                           0                0               0           (2,688)
     Prepayment penalty on FHLB
       advances                                          0                0               0            1,351
     Acceleration of depreciation on branch
       automation system software                        0                0               0              372
     Increase in obligation under certain
       long-term benefit plans                           0                0               0              259
     Net tax effect                                 (1,130)               0          (1,130)             247
                                              ------------     ------------    ------------     ------------
     Adjustments, net of taxes                       3,446                0           3,446             (459)

                                              ------------     ------------    ------------     ------------
"Adjusted" net income                         $      1,954     $      3,454    $      4,218     $      7,127
                                              ============     ============    ============     ============

Weighted avg. no. of basic common shares        12,878,599       13,086,856      12,870,294       13,175,181
Weighted avg. no. of diluted common shares      13,192,798       13,509,140      13,185,641       13,604,862
Basic earnings per common share               $       0.15     $       0.26    $       0.33     $       0.54
Diluted earnings per common share             $       0.15     $       0.26    $       0.32     $       0.52

Return on average common equity (a)                   6.30%           11.09%           6.81%           11.38%

Return on average assets (a)                          0.34%            0.65%           0.36%            0.67%

Non-interest exp. as a % of avg. assets (a)           1.00%            1.01%           0.98%            1.06%
Efficiency ratio                                     66.45%           50.20%          64.30%           50.21%


(a) - Annualized.

                                                 PennFed Financial Services, Inc.
                                          (Holding Company for Penn Federal Savings Bank)
                                            Selected Consolidated Financial Information
                                         (dollars in thousands, except per share amounts)

                                                                               For the three months ended
                                                        --------------------------------------------------------------------------
                                                         Dec. 31,         Sep. 30,       Jun. 30,         Mar. 31,        Dec. 31,
                                                           2006             2006           2006             2006           2005
                                                        -----------     -----------    ------------     -----------     ----------
Selected Operating Data:
   Interest and dividend income                         $    31,703     $    31,243    $     30,270     $    28,973     $   28,350
   Interest expense                                          24,337          23,715          21,814          19,762         18,715
                                                        -----------     -----------    ------------     -----------     ----------
        Net interest and dividend income                      7,366           7,528           8,456           9,211          9,635
   Provision for loan losses                                      0               0               0               0              0
                                                        -----------     -----------    ------------     -----------     ----------
   Net interest and dividend income
        after provision for loan losses                       7,366           7,528           8,456           9,211          9,635
   Non-interest income:
        Fees and service charges                                778             725             718             778            704
        Net gain (loss) from real estate owned                    0              22              (2)             (3)             2
        Net gain on sales of loans                               70               9               0               0             21
        Income on Bank Owned Life Insurance                     318             298             293             239            219
        Other                                                   231             418             204             201            153
                                                        -----------     -----------    ------------     -----------     ----------
        Total non-interest income                             1,397           1,472           1,213           1,215          1,099
   Non-interest expenses:
        Compensation & employee benefits                      3,365           2,990           2,742           3,134          3,067
        Net occupancy expense                                   571             587             583             664            594
        Equipment                                               548             593             534             530            538
        Advertising                                             143             120             170             168            165
        Federal deposit insurance premium                        44              43              43              45             45
        Extinguishment of debt                                    0               0               0               0              0
        Merger-related expense                                4,576               0               0               0              0
        Other                                                 1,152           1,252           1,325           1,119            979
                                                        -----------     -----------    ------------     -----------     ----------
        Total non-interest expenses                          10,399           5,585           5,397           5,660          5,388
                                                        -----------     -----------    ------------     -----------     ----------
   Income (loss) before income taxes                         (1,636)          3,415           4,272           4,766          5,346
   Income tax expense (benefit)                                (144)          1,151           1,509           1,717          1,892
                                                        -----------     -----------    ------------     -----------     ----------
   Net income (loss)                                    $    (1,492)    $     2,264    $      2,763     $     3,049     $    3,454
                                                        ===========     ===========    ============     ===========     ==========

   Weighted avg. no. of basic common shares              12,878,599      12,861,988      12,894,870      12,966,518     13,086,856
   Weighted avg. no. of diluted common shares            12,878,599      13,177,415      13,241,182      13,349,234     13,509,140
   Basic earnings (loss) per common share               $     (0.12)    $      0.18    $       0.21     $      0.24     $     0.26
   Diluted earnings (loss) per common share             $     (0.12)    $      0.17    $       0.21     $      0.23     $     0.26

   Return on average common equity (a)                       -4.81%            7.32%           8.97%           9.87%         11.09%

   Return on average assets (a)                              -0.26%            0.39%           0.49%           0.56%          0.65%

   Average total assets                                 $ 2,330,958     $ 2,316,308    $  2,267,507     $ 2,184,365     $2,137,449

   Average earning assets                               $ 2,249,829     $ 2,237,635    $  2,188,499     $ 2,111,183     $2,066,915

   Yield on average interest-earning assets                    5.61%           5.56%           5.53%           5.51%          5.46%
   Cost of average deposits and borrowings                     4.40%           4.31%           4.09%           3.90%          3.70%
                                                        -----------     -----------    ------------     -----------     ----------
   Net interest rate spread                                    1.21%           1.25%           1.44%           1.61%          1.76%
                                                        ===========     ===========    ============     ===========     ==========

   Net interest margin                                         1.34%           1.38%           1.56%           1.74%          1.89%

   Non-interest exp. as a % of avg. assets (a)                 1.78%           0.96%           0.95%           1.04%          1.01%
   Efficiency ratio                                          118.67%          62.21%          55.81%          54.27%         50.20%

   Loan originations and purchases:
        One- to four-family mortgage loans              $    34,004     $    53,628    $     84,925     $    64,637     $   73,061
        Commercial and multi-family real estate loans         5,434           3,188          12,353           7,005         14,387
        Consumer loans                                       32,074          33,271          36,472          36,791         27,996
                                                        -----------     -----------    ------------     -----------     ----------
        Total loan originations and purchases           $    71,512     $    90,087    $    133,750     $   108,433     $  115,444
                                                        ===========     ===========    ============     ===========     ==========

(a) - Annualized.

                                              PennFed Financial Services, Inc.
                                       (Holding Company for Penn Federal Savings Bank)
                                         Selected Consolidated Financial Information
                                      (dollars in thousands, except per share amounts)


                                             CALCULATION OF ADJUSTED NET INCOME
                                             ----------------------------------

                                                                         For the three months ended
                                              -----------------------------------------------------------------------------
                                                Dec. 31,         Sep. 30,       Jun. 30,         Mar. 31,        Dec. 31,
                                                  2006             2006           2006             2006           2005
                                              ------------     ------------    ------------    ------------    ------------
Reported net income (loss)                    $     (1,492)    $      2,264    $      2,763    $      3,049    $      3,454

Adjustments:
     Merger-related expense                          4,576                0               0               0               0
     Commercial loan prepayment
       premium                                           0                0               0               0               0
     Prepayment penalty on FHLB
       advances                                          0                0               0               0               0
     Acceleration of depreciation on branch
       automation system software                        0                0               0               0               0
     Increase in obligation under certain
       long-term benefit plans                           0                0               0               0               0
     Net tax effect                                 (1,130)               0               0               0               0
                                              ------------     ------------    ------------    ------------    ------------
     Adjustments, net of taxes                       3,446                0               0               0               0

                                              ------------     ------------    ------------    ------------    ------------
"Adjusted" net income                         $      1,954     $      2,264    $      2,763    $      3,049    $      3,454
                                              ============     ============    ============    ============    ============

Weighted avg. no. of basic common shares        12,878,599       12,861,988      12,894,870      12,966,518      13,086,856
Weighted avg. no. of diluted common shares      13,192,798       13,177,415      13,241,182      13,349,234      13,509,140
Basic earnings per common share               $       0.15     $       0.18    $       0.21    $       0.24    $       0.26
Diluted earnings per common share             $       0.15     $       0.17    $       0.21    $       0.23    $       0.26

Return on average common equity (a)                   6.30%            7.32%           8.97%           9.87%          11.09%

Return on average assets (a)                          0.34%            0.39%           0.49%           0.56%           0.65%

Non-interest exp. as a % of avg. assets (a)           1.00%            0.96%           0.95%           1.04%           1.01%
Efficiency ratio                                     66.45%           62.21%          55.81%          54.27%          50.20%


(a) - Annualized.